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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 29, 1996
                                                         ----------------


                         Canandaigua Wine Company, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                      0-7570                    16-0716709
----------------------------       -------------           -------------------
(State or other jurisdiction       (Commission             (IRS Employer
 of incorporation)                  File Number)            Identification No.)



                116 Buffalo Street, Canandaigua, New York   14424
                -----------------------------------------   -----
                (Address of principal executive offices)  (Zip Code)



        Registrant's telephone number, including area code (716) 394-7900
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS

     The Registrant released on October 29, 1996 the following announcement:

             CANANDAIGUA WINE COMPANY, INC., COMPLETES DEBT OFFERING

     CANANDAIGUA, NY, OCTOBER 29, 1996 -- Canandaigua Wine Company, Inc. (NASDAQ: WINEA and WINEB), announced today that it issued $65,000,000 aggregate principal amount of 8 3/4% Series B Senior Subordinated Notes due 2003. The Company intends to use the net proceeds from the offering (approximately $60 million) to repay amounts outstanding under its bank credit facility, including revolving loans. The Company will continue to use the revolving loans to support its working capital requirements. In addition, the Company intends to use the revolving loans to complete its previously announced stock repurchase program.

     The Series B Senior Subordinated Notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States or any state thereof absent registration or an applicable exemption from registration requirements.

     Canandaigua Wine Company, Inc., headquartered in Canandaigua, New York, is a leading producer of more than 125 national and regional beverage alcohol brands. It is the second largest supplier of wines, the third largest importer of beers and the fourth largest supplier of distilled spirits in the United
States. The Company's beverage alcohol brands are marketed in five general categories and include the following principal brands:

TABLEWINES:  Almaden,   Inglenook,   Paul  Masson,  Taylor  California  Cellars,
     Cribari, Manischewitz, Taylor, Marcus James, Deer Valley and Dunnewood SPARKLING WINES: Cook's, J. Roget, Great Western and Taylor
DESSERT WINES:  Richards Wild Irish Rose, Cisco and Taylor
IMPORTED BEER:  Corona, Modelo Especial, St. Pauli Girl and Tsingtao
DISTILLED SPIRITS: Barton,  Fleischmann's,  Mr. Boston, Montezuma, Canadian LTD,
     Paul Masson Grande Amber Brandy, Ten High, Inver House and Monte Alban


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               Canandaigua Wine Company, Inc.



Dated:  October 31, 1996                       By:  /s/ Robert Sands
                                                    ----------------
                                                    Robert Sands
                                                    Executive Vice President
                                                    and General Counsel



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                                     - 3 -


                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None